Summary of material accounting policies (Policies)	12 Months Ended
Jun. 30, 2026
Disclosure Of Summary Of Significant Accounting Policies [Abstract]
Change in accounting policies	a. Change in accounting policies There were no new accounting policies adopted by the Group that materially impacted the Group in the year ended June 30, 2026.
Principles of consolidation
b.    Principles of consolidation
i.    Subsidiaries
The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of Mesoblast Limited (“Company” or “Parent Entity”) as of June 30, 2026 and the results of all subsidiaries for the year then ended. Mesoblast Limited and its subsidiaries together are referred to in this financial report as the Group or the consolidated entity.
Subsidiaries are all entities (including structured entities) over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity.
Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.
The acquisition method of accounting is used to account for business combinations by the Group.
Intercompany transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of the impairment of the asset transferred. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.
ii.    Employee share trust
The Group has formed a trust to administer the Group’s employee share scheme. This trust is consolidated, as the substance of the relationship is that the trust is controlled by the Group.

Segment reporting	c. Segment reporting The Group operates in one segment as set out in Note 21.
Foreign currency translation
d.    Foreign currency translation
(i)    Functional and presentation currency
Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The functional currency of Mesoblast Limited is A$. The consolidated financial statements are presented in US$, which is the Group’s presentation currency.
(ii)    Translations and balances
Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the transaction at period end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in net loss, except when they are deferred in equity as qualifying cash flow hedges and qualifying net investment hedges or attributable to part of the net investment in a foreign operation.
Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined. Translation differences on assets and liabilities carried at fair value are reported as part of the fair value gain or loss. For example, translation differences on non-monetary assets and liabilities such as equities held at fair value through profit or loss are recognized in net loss as part of the fair value gain or loss and translation differences on non-monetary assets such as equities classified as financial assets at fair value are recognized in other comprehensive income.
(iii)    Group companies
The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:
•assets and liabilities for the consolidated balance sheets presented are translated at the closing rate at the date of that consolidated balance sheets;
•income and expenses for the statements of comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and
•all resulting exchange differences are recognized in other comprehensive income.
(iv)    Other
On consolidation, exchange differences arising from the translation of any net investment in foreign entities, and of borrowings and other financial instruments designated as hedges of such investments, are recognized in other comprehensive income. When a foreign operation is sold or any borrowings forming part of the net investment are repaid, the associated exchange differences are reclassified to net loss, as part of the gain or loss on sale.
Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entities and translated at the closing rate.

Revenue recognition
e.    Revenue recognition
Revenue from contracts with customers is measured and recognized in accordance with the five step model prescribed by IFRS 15 Revenue from Contracts with Customers.
First, contracts with customers within the scope of IFRS 15 are identified. Distinct promises within the contract are identified as performance obligations. The transaction price of the contract is measured based on the amount of consideration the Group expect to be entitled from the customer in exchange for goods or services. Factors such as requirements around variable consideration, significant financing components, non-cash consideration, or amounts payable to customers also determine the transaction price. The transaction is then allocated to separate performance obligations in the contract based on relative standalone selling prices. Revenue is recognized when, or as, performance obligations are satisfied, which is when control of the promised good or service is transferred to the customer.
Amounts received prior to satisfying the revenue recognition criteria are recorded as deferred revenue or deferred consideration in our consolidated balance sheets, depending on the nature of arrangement. Amounts expected to be recognized as revenue within the 12 months following the consolidated balance sheet date are classified within current liabilities. Amounts not expected to be recognized as revenue within the 12 months following the consolidated balance sheet date are classified within non-current liabilities.
Revenues from contracts with customers comprise royalty and milestone revenue and revenue from product sales.
(i)    Royalty and milestone revenue
Royalty and milestone revenue generally includes non-refundable upfront license and collaboration fees; milestone payments, the receipt of which is dependent upon the achievement of certain clinical, regulatory or commercial milestones; as well as royalties on product sales of licensed products, if and when such product sales occur. Payment is generally due on standard terms of 30 to 60 days.
Milestone revenue
The Group applies the five-step method under the standard to measure and recognize milestone revenue.
The receipt of milestone payments is often contingent on meeting certain clinical, regulatory or commercial targets, and is therefore considered variable consideration. The Group estimate the transaction price of the contingent milestone using the most likely amount method. The Group include in the transaction price some or all of the amount of the contingent milestone only to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the contingent milestone is subsequently resolved. Milestone payments that are not within the control of the Company, such as regulatory approvals, are not considered highly probable of being achieved until those approvals are received. Any changes in the transaction price are allocated to all performance obligations in the contract unless the variable consideration relates only to one or more, but not all, of the performance obligations.
When consideration for milestones is a sale-based or usage-based royalty that arises from licenses of IP (such as cumulative net sales targets), revenue is recognized at the later of when (or as) the subsequent sale or usage occurs, or when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied).
Licenses of intellectual property
When licenses of IP are distinct from other goods or services promised in the contract, the Group recognize the transaction price allocated to the license as revenue upon transfer of control of the license to the customer. The Group evaluate all other promised goods or services in the license agreement to determine if they are distinct. If they are not distinct, they are combined with other promised goods or services to create a bundle of promised goods or services that is distinct.
The transaction price allocated to the license performance obligation is recognized based on the nature of the license arrangement. The transaction price is recognized over time if the nature of the license is a “right to access” license. This is when the Group undertake activities that significantly affect the IP to which the customer has rights, the rights granted by the license directly expose the customer to any positive or negative effects of our activities, and those activities do not result in the transfer of a good or service to the customer as those activities occur. When licenses do not meet the criteria to be a right to access license, the license is a “right to use” license, and the transaction price is recognized at the point in time when the customer obtains control over the license.
Sales-based or usage-based royalties
Licenses of IP can include royalties that are based on the customer’s usage of the IP or sale of products that contain the IP. The Group apply the specific exception to the general requirements of variable consideration and the constraint on variable consideration for sales-based or usage-based royalties promised in a license of IP. The exception requires such revenue to be recognized at the later of when (or as) the subsequent sale or usage occurs and the performance obligation to which some or all of the sales-based or usage-based royalty has been allocated has been satisfied (or partially satisfied).
Grünenthal arrangement
In September 2019, the Group entered into a strategic partnership with Grünenthal for the development and commercialization in Europe and Latin America of the Group’s allogeneic mesenchymal precursor cell (“MPC”) product, MPC-06-ID, receiving exclusive rights to the Phase 3 allogeneic product candidate for the treatment of low back pain due to degenerative disc disease.
The Group received a non-refundable upfront payment of $15.0 million in October 2019, on signing of the contract with Grünenthal. The Group received a milestone payment in December 2019 of $2.5 million in relation to meeting a milestone event as part of the strategic partnership with Grünenthal.
In June 2022, the Group amended the strategic partnership with Grünenthal and is eligible to receive payments up to US$112.5 million prior to product launch, inclusive of US$17.5 million already received, if certain clinical and regulatory milestones are satisfied and reimbursement targets are achieved. Cumulative milestone payments could reach
US$1 billion depending on the final outcome of Phase 3 studies and patient adoption. The Group will also receive tiered double-digit royalties on product sales as per the original agreement.
The $2.5 million milestone payment received in December 2019 from Grünenthal was considered deferred consideration as of June 30, 2026, as the performance obligation has not been met. There was no milestone revenue recognized in relation to this strategic partnership with Grünenthal in the years ended June 30, 2026, 2025 and 2024.
Tasly arrangement
In July 2018, the Group entered into a strategic alliance with Tasly Pharmaceutical Group (“Tasly”) for the development, manufacture and commercialization in China of the Group’s allogeneic MPC products, MPC-150-IM and MPC-25-IC. Tasly received all exclusive rights for MPC-150-IM and MPC-25-IC in China and Tasly will fund all development, manufacturing and commercialization activities in China.
The Group received a $20.0 million upfront technology access fee from Tasly upon closing of this strategic alliance in October 2018. The Group recognized $10.0 million from this $20.0 million up-front technology access fee at closing in October 2018 and the remaining $10.0 million was recognized in revenue in February 2020. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and up to six escalating milestone payments when the product candidates reach certain sales thresholds in China.
For the years ended June 30, 2026, 2025 and 2024, no revenue was recognized in relation to this strategic alliance with Tasly.
TiGenix arrangement
In December 2017, the Group entered into a patent license agreement with TiGenix NV (“TiGenix”), now a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”), which granted Takeda exclusive access to certain of our patents to support global commercialization of the adipose-derived MSC product, Alofisel® a registered trademark of TiGenix, previously known as Cx601, for the local treatment of fistulae. The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties.
As part of the agreement, the Group received $5.9 million (€5.0 million) before withholding tax as a non-refundable up-front payment, a further payment of $5.9 million (€5.0 million) before withholding tax 12 months after the patent license agreement date, and a further $1.2 million (€1.0 million) product regulatory milestone payment in the year ended June 30, 2022. The Group is entitled to further payments up to €9.0 million when Takeda reaches certain product regulatory milestones. Additionally, the Group receive single digit royalties on net sales of Alofisel®.
In the years ended June 30, 2026, 2025 and 2024, the Group earned an immaterial amount, $0.1 million and $0.4 million, respectively, of royalty income on sales of Alofisel® by our licensee Takeda.
No milestone revenue was recognized in the years ended June 30, 2026, 2025 and 2024 in relation to the Group's patent license agreement with Takeda.
JCR arrangement
In October 2013, the Group acquired all of the culture-expanded, MSC-based assets from Osiris. These assets included assumption of a collaboration agreement with JCR, a research and development oriented pharmaceutical company in Japan. Revenue recognized under this agreement is limited to the amount of cash received or for which the Group is entitled, as JCR has the right to terminate the agreement at any time.
Under the JCR Agreement, JCR is responsible for all development and manufacturing costs including sales and marketing expenses. Under the JCR Agreement, JCR has the right to develop our MSCs in two fields for the Japanese market: exclusive in conjunction with the treatment of hematological malignancies by the use of hematopoietic stem cells derived from peripheral blood, cord blood or bone marrow, or the First JCR Field; and non-exclusive for developing assays that use liver cells for non-clinical drug screening and evaluation, or the Second JCR Field. With respect to the First JCR Field, the Group are entitled to payments when JCR reaches certain commercial milestones and to escalating double-digit royalties in the twenties. These royalties are subject to possible renegotiation downward in the event of competition from non-infringing products in Japan. With respect to the Second JCR Field, the Group are entitled to an approximately 50% profit share. The Group expanded our partnership with JCR in Japan for two new indications: for wound healing in patients with Epidermolysis Bullosa (“EB”) in October 2018, and for neonatal hypoxic ischemic encephalopathy (“HIE”), a condition suffered by newborns who lack sufficient blood supply and oxygen to the brain, in June 2019. The Group will receive royalties on TEMCELL product sales for licensed indications, if and when JCR begins selling TEMCELL for such indications in Japan. The Group applies the sales-based and usage-based royalty exception for licenses of intellectual property and therefore recognizes royalty revenue at the later of when the subsequent sale or usage occurs and the associated performance obligation has been satisfied.
In the years ended June 30, 2026, 2025 and 2024, the Group recognized $5.1 million, $5.8 million, and $5.5 million in commercialization revenue, respectively, relating to royalty income earned on sales of TEMCELL in Japan by our licensee JCR. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.
(ii)    Revenue from product sales
In December 2024, the FDA approved Mesoblast’s Ryoncil® for the treatment of pediatric SR-aGvHD in children 2 months and older. The Group began commercializing Ryoncil® in the United States for the treatment of pediatric patients with SR-aGvHD in March 2025.
The Group's product revenues consist of sales of Ryoncil® in the United States. Product revenues are recognized at a point in time once the Group satisfies the performance obligation and control is transferred from the Group to its customer, the Group's distributor in the United States. The Group provides right of return to the distributor only in cases of shipping error or product damage and other limited rights. When the product is purchased by the Group’s customer, the distributor, the customer subsequently resells the product to patients and health care providers through a specialty distributor and specialty pharmacy.
Product revenues are recorded at net of allowances for variable consideration such as estimated government rebates and chargebacks, distribution fees, distributor and off-label discounts, patient assistance programs, freight and packaging costs and returns. The Group does not receive a distinct goods or service in relation to these variable consideration and are accounted for as a reduction in the transaction price. Variable consideration is recognized only to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The allowances for variable consideration, representing the Group’s best estimates of the amount of consideration to which it is entitled based on the terms of the contracts, are based on the amounts earned or to be claimed on the related sales and are classified as reductions of accounts receivable if no payments are required of the Group or a current liability if payment is required of the Group. Where appropriate, the estimates reflect the Company’s historical experience, contractual and statutory requirements and forecasted customer buying and payment patterns. Actual amounts may differ from the Group’s estimates. If actual results vary, these estimates are adjusted, which could have an effect on revenue in the period of adjustment.
The specific considerations the Group uses in estimating amounts relating to variable consideration are as follows:
•Rebates and Chargebacks: relating to governmental rebates and chargebacks:
◦Governmental rebates – the Group accrues all government mandated rebates, including the Medicaid Drug Rebate Program in the United States. These accruals are based on statutory rates and expected utilization as well as historical data the Group has accumulated since product launch,
◦Government chargebacks – the Group accrues chargebacks for discounts under the Public Health Services (“PHS”) 340B drug pricing program, which result from contractual commitments to sell products to qualified healthcare providers at prices lower than the list prices that the Group charges to its distributor. The distributor charges the Group for the difference between what the distributor pays for the product and the ultimate selling price to the qualified healthcare providers. Allowances for chargebacks are recorded in the same period the related revenue is recognized, resulting in a reduction of product revenue and accounts receivable. Chargeback amounts are generally determined at the time of resale to the qualified healthcare provider from the distributor.
•Distribution fees: The distributor, specialty distributor and specialty pharmacy charge the Group fees to distribute the product to the patients or healthcare providers. The distribution fees are paid based on contractually determined rates from the gross consideration. The distribution fees do not relate to a distinct good or services provided to the Group and therefore has been treated as consideration payable to the distributor.
•Copay and patient assistance programs: The Group offers copay and patient assistance programs to qualified patients. Allowances related to patient assistance programs are recorded in the same period the related revenue is recognized, resulting in a reduction of product revenue. The Group accrues a liability for co-payment based on actual program participation and estimates of program redemption.
•Freight costs: The distributor charges the Group freight costs to deliver the product through the distribution channel to the patients or healthcare providers. The Group accrues a liability for the freight costs as a reduction of revenue in the period the related revenue is recognized. The freight costs do not relate to a distinct good or services provided to the Group and therefore has been treated as consideration payable to the distributor.
•Returns: Sales return allowances are recognized and recorded as revenue deductions based on historical experience of the Group.
In the years ended June 30, 2026 and 2025, the Group recognized $115.2 million and $11.3 million in revenue from net product sales, respectively. Total gross to net adjustments for the years ended June 30, 2026 and 2025 was 13.4% and 14.6% of gross product revenue, respectively. The revenue from net product sales is derived from a single external customer which exceeded 10% of the Group's total revenue.
(iii)    Interest income
Interest income is accrued on a time basis by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to that asset’s net carrying amount.

Inventories
f.    Inventories
Inventories are measured at the lower of cost (including raw materials, direct labour, other direct costs and related production overheads) and net realizable value. The Group uses the specific identification method to measure inventory costs relating to finished goods and the weighted average cost method to measure inventory cost relating to raw materials. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 2 Inventories; the provision is then reversed at the point when a high probability of regulatory approval is determined. Inventories are classified as current in the Consolidated Balance Sheet as inventory is expected to be sold as part of the normal operating cycle.
The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.
When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Research and development expenses. When the high probability threshold is met, the provision will be reversed through Research and development expenses.
Where it is determined that the pre-launch inventory will be used within a clinical trial, that amount is removed from the cost of pre-launch inventory.
In December 2024, the FDA approved Mesoblast’s Ryoncil® for the treatment of SR-aGvHD in children 2 months and older. As a result of the FDA approval in December 2024, the Group determined that there is a high probability of the product candidate realizing future economic benefit, and therefore the provision against the carrying value of pre-launch inventory was reversed through Research and development expenses during the year ended June 30, 2025.
As of June 30, 2026, there was $29.9 million of inventory recognized on the balance sheet, of which $1.8 million was provided for as obsolete stock, compared with $23.8 million of inventory recognized on the Consolidated Balance Sheet at June 30, 2025, of which $1.6 million was provided for as obsolete stock. Inventory balances net of the provision for obsolete stock are $28.1 million and $22.2 million as of June 30, 2026 and June 30, 2025, respectively.
Cost of inventories, presented within cost of revenues, is recognized at the point of recognition of product sales and represents the costs involved in the manufacture of our products and other costs incurred in bringing inventories to their existing condition and location prior to sale, and also includes the costs for inventory that has been written off.
Research and development undertaken internally
g.    Research and development undertaken internally
The Group currently does not have any capitalized development costs. Research expenditure is recognized as an expense as incurred. Costs incurred on development projects, which consist of preclinical and clinical trials, manufacturing development, and general research, are recognized as intangible assets when it is probable that the project will, after considering its commercial and technical feasibility, be completed and generate future economic benefits and its costs can be measured reliably.
The expenditure capitalized comprises all directly attributable costs, including costs of materials, services, direct labor and an appropriate proportion of overheads. Other development costs that do not meet these criteria are expensed as incurred. Development costs previously recognized as expenses, are not recognized as an asset in a subsequent period and will remain expensed. Capitalized development costs are recorded as intangible assets and amortized from the point at which the asset is ready for use on a straight-line basis over its useful life.

Income tax
h.    Income tax
The income tax expense or benefit for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.
The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Group’s subsidiaries and associates operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.
Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, the deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination or lease transaction that at the time of the transaction affects neither accounting, nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.
Deferred tax assets are recognized for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses. Deferred tax assets are only recognized to the extent that there are sufficient deferred tax liabilities unwinding.
Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to the same taxation authority. Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.
Current and deferred tax is recognized in net loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.
Pillar Two legislation has been enacted or substantially enacted in certain jurisdictions in which the Group operates. However, this legislation does not apply to the Group as its consolidated revenue is less than the threshold of €750 million.

Business combinations
i.    Business combinations
The acquisition method of accounting is used to account for all business combinations, regardless of whether equity instruments or other assets are acquired. The consideration transferred for the acquisition of a subsidiary comprises the fair values of the assets transferred, the liabilities incurred and the equity interests issued by the Group. The consideration transferred also includes the fair value of any asset or liability resulting from a contingent consideration arrangement and the fair value of any pre-existing equity interest in the subsidiary. Acquisition-related costs are expensed as incurred. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. On an acquisition-by-acquisition basis, the Group recognizes any noncontrolling interest in the acquiree either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net identifiable assets.
The excess of the consideration transferred and the amount of any non-controlling interest in the acquiree over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the subsidiary acquired and the measurement of all amounts has been reviewed, the difference is recognized directly in net loss as a bargain purchase.
Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of exchange. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions.
Contingent consideration is classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value with changes in fair value recognized in profit or loss.

Impairment of assets
j.    Impairment of assets
Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment or more frequently if events or changes in circumstances indicate that they might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.
An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to dispose and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets (other than goodwill) that have suffered impairment are reviewed for possible reversal of the impairment at the end of each reporting period.
Management maintains internal valuations of each asset annually (or more frequently should indicators of impairment be identified) and independent external valuation is requested periodically, within every three year period. The internal valuations are continually reviewed by management and consideration is given as to whether there are indicators of impairment which would warrant impairment testing.
An independent external valuation for all our assets was carried out as at March 31, 2026, with the recoverable amount of each asset exceeding its carrying amount. No impairment of the in-process research and development and goodwill was identified.
Cash and cash equivalents
k.    Cash and cash equivalents
For the purpose of presentation in the statement of cash flows, cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term and highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

Trade and other receivables
l.    Trade and other receivables
Trade receivables and other receivables represent the gross amounts due at balance date less adjustments for estimated revenue deductions such as certain distribution fees and chargebacks as applicable to receivables on product sales, and any provision for expected credit losses, where applicable. The Group uses the simplified approach to measuring expected credit losses, which uses a lifetime expected credit loss allowance. Debts which are known to be uncollectible are written off in the consolidated income statement within Selling, general and administration expenses. All trade and other receivables, with the exception of the net investment in sublease, are recognized at the value of the amounts receivable, as trade receivables from product sales are due within 112 days, and other trade and other receivables are due for settlement within 60 days, and therefore do not require remeasurement. The net investment in sublease is recognized at the present value of minimum lease payments receivable over the remaining life of the lease.

Investments and other financial assets
m.    Investments and other financial assets
(i)    Classification
The Group classifies its financial assets in the following measurement categories:
•those to be measured subsequently at fair value (either through OCI or through profit or loss); and
•those to be measured at amortized cost
The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flow. For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI). See Note 5 for details about each type of financial asset.
(ii)    Recognition and derecognition
Regular way purchases and sales of financial assets are recognized on trade-date, the date on which the Group commits to purchase or sell the asset. Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Group has transferred substantially all the risks and rewards of ownership.
(iii)    Measurement
At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.
Details on how the fair value of financial instruments is determined are disclosed in Note 5(f).
Equity instruments
The group subsequently measures all equity investments at fair value. Where the Group has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Dividends from such investments continue to be recognized in profit or loss as other income when the group’s right to receive payments is established.
Changes in the fair value of financial assets at FVPL are recognized in other gains/(losses) in the statement of profit or loss as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.
(iv)    Impairment
For trade receivables, the group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables, see Note 5(b) for further details.

Derivatives
n.    Derivatives
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently remeasured to their fair value at the end of each reporting period. As at June 30, 2026 and 2025, the Group did not have any derivative instruments that qualified for hedge accounting.
Derivatives that do not qualify for hedge accounting
Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognized immediately in profit or loss and are included in other income or other expenses.

Property, plant and equipment
o.    Property, plant and equipment
Plant and equipment are stated at historical cost less accumulated depreciation and impairment. Cost includes expenditure that is directly attributable to the acquisition of the item.
Subsequent cost are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associates with the item will flow to the Group and the cost of the item can be measured reliably. All other repairs and maintenance are charged to profit and loss during the reporting period in which they are incurred.
Property, plant and equipment, other than freehold land, are depreciated over their estimated useful lives using the straight line method (see Note 6(a)).
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.
An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.
Gains and losses on disposal of plant and equipment are taken into account in determining the profit for the year.

Intangible assets
p.    Intangible assets
(i)    Goodwill
Goodwill is measured as described in Note 22(i). Goodwill on acquisition of subsidiaries is included in intangible assets (Note 6(c)). Goodwill is not amortized but it is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.
Goodwill is tested for impairment in accordance with IAS 36 Impairment of Assets which requires testing be performed at any time during an annual period, provided the test is performed at the same time every year. The Group tests for impairment annually in the third quarter of each year. Additionally, assets must be tested for impairment if there is an indication that an asset may be impaired. The recoverable amounts of our assets and cash-generating units have been determined based on fair value less costs to sell calculations, which require the use of certain assumptions.
Goodwill is allocated to cash generating units for the purpose of impairment testing. The allocation is made to those cash generating units or groups of cash generating units that are expected to benefit from the business combination in which the goodwill arose, identified according to operating segments (Note 21).
(ii)    Acquired licenses to patents
Acquired licenses have a finite useful life and are carried at cost less accumulated amortization and impairment losses. Each asset is amortized through to the estimated patent expiry date which is reviewed and adjusted as patent extensions are granted.
Payments made to third parties to acquire licenses to patents, including initial upfront and subsequent milestone payments are capitalized. For subsequent payments under existing license agreements payments are capitalized if they meet the definition of an intangible asset. Management reviews the substance of the payment to determine its classification. Generally, payments made for a verifiable outcome, such as completion of a clinical trial, regulatory approvals and sales target milestones would be accumulated into the cost of the intangible.
The Group periodically evaluates whether current facts or circumstances indicate that the carrying value of its acquired intangibles may not be recoverable. If such circumstances are determined to exist, an estimate of the undiscounted future cash flow of these assets, or appropriate assets grouping is compared to the carrying value to determine whether an impairment exists. If the asset is determined to be impaired, the loss is measured based on the differences between the carrying value of the intangible asset and its fair value, which is determined based on the net present value of estimated future cash flows.
Royalty payments under license and sublicense agreements are expensed.
(iii)    In-process research and development acquired
In-process research and development that has been acquired as part of a business acquisition is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form. Indefinite life intangible assets are not amortized but rather are tested for impairment annually in the third quarter of each year, or whenever events or circumstances present an indication of impairment.
In-process research and development will continue to be tested for impairment until the related research and development efforts are either completed or abandoned. Upon completion of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly. In order for management to determine the remaining useful life of the asset, management would consider the expected flow of future economic benefits to the entity with reference to the product life cycle, competitive landscape, obsolescence, market demand, any remaining patent useful life and various other relevant factors. At the time of completion, when the asset becomes available for use, all costs recognized in in-process research and development that related to the completed asset are transferred to the intangible asset category, current marketed products, at the asset’s historical cost.
In the case of abandonment, the related research and development efforts are considered impaired and the asset is fully expensed.
(iv)    Current marketed products
Current marketed products contain products that are currently being marketed. The assets are recognized on our consolidated balance sheet as a result of business acquisitions or reclassifications from In-process research and development upon completion. Upon completion, when assets become available for use, assets are reclassified from in-process research and development to current marketed products at the historical value that they were recognized at within the in-process research and development category.
Upon reclassification to the current market products category management determines the remaining useful life of the intangible assets and amortizes them from the date they become available for use. In order for management to determine the remaining useful life of the asset, management would consider the expected flow of future economic benefits to the entity with reference to the product life cycle, competitive landscape, obsolescence, market demand, any remaining patent useful life and any other relevant factors.
Management have chosen to amortize all intangible assets with a finite useful life on a straight-line basis over the useful life of the asset. Current marketed products are tested for impairment in accordance with IAS 36 Impairment of Assets which requires testing whenever there is an indication that an asset may be impaired.
Amortization of currently marketed products on a straight-line basis over the life of the asset have been recognized within cost of revenues from July 1, 2024.
Trade and other payables
q.    Trade and other payables
Payables represent the principal amounts outstanding at balance date plus, where applicable, any accrued interest. Liabilities for payables and other amounts are carried at cost which approximates fair value of the consideration to be paid in the future for goods and services received, whether or not billed. The amounts are unsecured and are usually paid within 30 to 60 days of recognition.

Borrowings
r.    Borrowings
Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest method.
Borrowings are removed from the consolidated balance sheet when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred of liabilities assumed, is recognized in profit or loss as other income or finance costs.
Borrowings are classified as current liabilities unless the Group has a right to defer settlement of the liability for at least 12 months after the reporting period
Credit-line facility
In December 2025, the Group entered into a new $125.0 million five-year credit-line facility provided by the Group's largest shareholder. The Group drew the first tranche of $75.0 million on closing, with $41.7 million of proceeds being used to repay in full the outstanding balance of the existing senior secured loan facility with Oaktree and $25.0 million of proceeds being used to repay in part the loan and security agreement with NovaQuest. The $75.0 million proceeds were first allocated to the issue of warrants at fair value of $4.0 million (A$5.9 million), with the remainder to the new credit-line facility. In June 2026, the Group drew the second tranche of $50.0 million from the existing credit-line facility and extinguished the maturing NovaQuest debt. The credit-line facility has a five year interest only period, at a fixed rate of 8.00% per annum, payable quarterly.
Following the repayment of the NovaQuest debt, the $125.0 million is secured solely with the TEMCELL® HS Inj. (“TEMCELL”) royalty. The new credit-line facility can be repaid at any time without incurring early prepayment or make-whole fees, does not include exit fees, apart from TEMCELL does not encumber any of the Group's material assets or intellectual property, and has no restrictions on additional unsecured debt or licensing activities.
As at June 30, 2026, the portion of the credit‑line facility that is contractually due within the next twelve months has been classified as a current liability. This amount reflects the present value of interest payable within the next 12 months.
As part of the credit-line facility, warrants were granted to purchase 3,225,756 shares or 322,576 American Depositary Shares (“ADSs”) under a 1‑for‑10 ADS ratio, at A$3.20 per share, a 15% premium to the 30-day VWAP, with the ADS price calculated using the USD spot rate at the time of exercise. The Group has determined that an obligation to issue the warrants has arisen from the time the credit-line facility was signed; consequently, a liability for the warrants was recognized in December 2025. The warrants may be exercised within 5 years of grant. The warrants are subject to shareholder approval and have not yet been legally issued at the date of this report. The warrants are classified as a current financial liability and measured at FVTPL, as their settlement terms create variability in proceeds and may require cash settlement and they may be exercised anytime following shareholder approval. Refer to Note 5(f)(vi) for more details on warrants issued.
In the year ended June 30, 2026, the Group recognized a loss of $1.0 million in the Consolidated Income Statement as remeasurement of borrowing arrangements within finance costs in relation to the adjustment of the carrying amount of the financial liability to reflect the revised estimated future cash flows from the credit-line facility. No remeasurement of borrowing arrangements were recognized in the years ended June 30, 2025 and 2024.
This loan is with a related party, Dr Gregory George, a non-executive director of Mesoblast Limited. All the terms of the related party loan are described above.
Funds associated with Oaktree Capital Management, L.P. (“Oaktree”)
In November 2021, the Group entered into a five-year senior debt facility provided by funds associated with Oaktree. The facility had a three-year interest only period, at a fixed rate of 9.75% per annum, after which time the principal balance amortized 5.0% per quarter beginning December 2024. The facility also allowed the Group to make quarterly payments of interest at a rate of 8.0% per annum for the first two years, and the unpaid interest portion (1.75% per annum) was added to the outstanding loan balance and accrued further interest at a fixed rate of 9.75% per annum. The principal balance at the end of the three-year interest only period was $52.2 million, which amortized at 5% per quarter beginning December 2024.
In December 2025, the Group repaid $41.7 million to extinguish the Oaktree loan using proceeds from the new five-year credit-line facility.
In the year ended June 30, 2026, the Group recognized a loss of $1.5 million in the Consolidated Income Statement as remeasurement of borrowing arrangements within finance costs in relation to repaying and extinguishing the Group's outstanding loan with Oaktree which has been replaced with a new $125.0 million five-year credit-line facility. In the years ended June 30, 2025, and 2024, respectively, the Group recognized losses of $0.2 million and $2.3 million in the Consolidated Income Statement as remeasurement of borrowing arrangements within finance costs in relation to the adjustment of the carrying amount of the financial liability to reflect the revised estimated future cash flows from the Oaktree facility.
NovaQuest Capital Management, L.L.C.
In June 2018, the Group entered into an eight-year loan and security agreement with NovaQuest drawing $30.0 million of the principal in July 2018. The loan had a fixed interest rate of 15% per annum, with an interest only period of four years through until July 2022, followed by a four-year amortization period through until maturity in July 2026. Repayments were based on a percentage of net sales receipts of Ryoncil® for the treatment in pediatric patients with SR-aGVHD in the United States and other geographies excluding Asia ("Ryoncil® for pediatric SR-aGVHD"). Principal was repayable in equal quarterly installments over the amortization period of the loan. Any unpaid interest was added to the principal amounts owing and accrued further interest.
In June 2026, the Group repaid $50.4 million to extinguish the NovaQuest loan using proceeds from drawing the second tranche of the new five years credit-line facility. Prior to extinguishing the loan in June 2026, the Group paid $14.6 million to NovaQuest being 25% of receipts from net sales of Ryoncil® for pediatric SR-aGVHD during the year ended June 30, 2026. The Group had also repaid $25.0 million to NovaQuest in December 2025 with proceeds from drawing the first tranche from the new five years credit facility.
In the years ended June 30, 2026, 2025 and 2024, respectively, the Group recognized a gain of $0.5 million and losses of $0.2 million and $0.1 million in the Consolidated Income Statement as remeasurement of borrowing arrangements within finance costs in relation to the adjustment of the carrying amount of the Group's financial liability to reflect the revised estimated future cash flows as a net result of changes to the key assumptions in development timelines.

Provisions
s.    Provisions
Provisions are recognized when the Group has a present legal obligation as a result of a past event, it is probable that the Group will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.
Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as interest expense.
Provisions are recorded on acquisition of a subsidiary, to the extent they relate to a subsidiary’s contingent liabilities, if it relates to a past event, regardless of whether it is probable the amount will be paid.

Employee benefits
t.    Employee benefits
A liability is recognized for benefits accruing to employees in respect of wages and salaries, bonuses, annual leave and long service leave.
Liabilities recognized in respect of employee benefits which are expected to be settled within 12 months after the end of the period in which the employees render the related services are measured at their nominal values using the remuneration rates expected to apply at the time of settlement.
Liabilities recognized in respect of employee benefits which are not expected to be settled within 12 months after the end of the period in which the employees render the related services are measured as the present value of the estimated future cash outflows to be made by the Group in respect of services provided by employees up to reporting date.
The obligations are presented as current liabilities in the consolidated balance sheet if the entity does not have a right to defer settlement for at least twelve months after the reporting period, regardless of when the actual settlement is expected to occur.
Termination benefits are payable when employment is terminated by the Group before the normal retirement date, or when an employee accepts voluntary redundancy in exchange for these benefits. The Group recognizes termination benefits at the earlier of the following dates: when the Group can no longer withdraw the offer of those benefits and when the entity recognizes costs for a restructuring that is within the scope of IAS 37 and involves the payment of termination benefits.

Share-based payments
u.    Share-based payments
Share-based payments are provided to eligible employees, directors and consultants via the Employee Share Option Plan (“ESOP”).
Equity-settled share-based payments with employees and others providing similar services are measured at the fair value of the equity instrument at acceptance date. Fair value is measured using the Black-Scholes model. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioral considerations. It does not make any allowance for the impact of any service and non-market performance vesting conditions. Further details on how the fair value of equity-settled share-based transactions has been determined can be found in Note 17.
The fair value determined at the acceptance date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on management’s estimate of shares that will eventually vest, with a corresponding increase in equity. At the end of each period, the entity revises its estimates of the number of shared-based payments that are expected to vest based on the non-market vesting conditions. It recognizes the impact of the revision to original estimates, if any, in profit or loss, with a corresponding adjustment to equity.

Leases
v.    Leases
Leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:
•fixed payments (including in-substance fixed payments), less any lease incentives receivable;
•variable lease payment that are based on an index or a rate;
•amounts expected to be payable by the lessee under residual value guarantees;
•the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and
•payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.
Variable lease payments that are not based on an index or a rate are not included in the initial measurement of the lease liability and are expensed in the Consolidated Income Statement when incurred. There were no variable lease payments that were expensed in the Consolidated Income Statement for the years ended June 30, 2026, 2025 and 2024. The Group remeasures the lease liability and makes a corresponding adjustment to the related right-of-use asset whenever there is a change to the lease terms or expected payments under the lease, or a modification that is not accounted for as a separate lease.
For certain contracts that contain lease and non-lease components, the Group accounts for each lease component within the contract as a lease separately from non-lease components of the contract. The Group identifies a separate lease component if there is an explicit or implicit identified asset in the contract and if the Group controls use of the identified asset.
The lease payments are discounted using the interest rate implicit in the lease, if that rate can be determined, or the Group’s incremental borrowing rate.
Right-of-use assets are measured at cost comprising the following:
•the amount of the initial measurement of lease liability;
•any lease payments made at or before the commencement date, less any lease incentives received;
•any initial direct costs; and
•restoration costs.
Payments associated with short-term leases with a lease term of 12 months or less, contracts that contain lease and non-lease components that are cancellable within 12 months and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Low-value assets comprise IT-equipment, small items of office furniture or low-value storage costs.

Warrants
w.    Warrants
Warrants reserve is measured as described in Note 7(b). Warrants with service conditions that have been classified as equity within the share option reserve are measured as described in Note 7(b). For details on warrant liability, see Note 5(f)(vi).
Contributed equity
x.    Contributed equity
Ordinary shares are classified as equity.
Transaction costs arising on the issue of equity instruments are recognized separately in equity. Transaction costs are the costs that are incurred directly in connection with the issue of those equity instruments and which would not have been incurred had those instruments not been issued.

Loss per share
y.    Loss per share
(i)    Basic losses per share
Basic losses per share is calculated by dividing:
•the loss attributable to equity holders of the Group, excluding any costs of servicing equity other than ordinary shares;
•by the weighted average number of ordinary shares outstanding during the fiscal year, adjusted for bonus elements in ordinary shares issued during the year.
(ii)    Diluted losses per share
Diluted losses per share adjusts the figures used in the determination of basic earnings per share to take into account
•the after income tax effect of interest and other financing costs associated with dilutive potential ordinary shares; and
•the weighted average number of shares assumed to have been issued for no consideration in relation to dilutive potential ordinary shares.

Goods and services tax ("GST")
z.    Goods and services tax (“GST”)
Revenues, expenses and assets are recognized net of the amount of GST except where the GST incurred on a purchase of goods and services is not recoverable from the taxation authority, in which case the GST is recognized as part of the cost of acquisition of the asset or as part of the expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the Consolidated Balance Sheet.
Cash flows are included in the statement of cash flow on a gross basis. The GST component of cash flows arising from investing and financing activities, which is recoverable from, or payable to, the taxation authority, are classified as operating cash flows.

Rounding of amounts
aa.    Rounding of amounts
Our company is of a kind referred to in ASIC Corporations (Rounding in Financial/Directors’ Reports) Instrument 2026/183, issued by the Australian Securities and Investments Commission, relating to the ‘rounding off’ of amounts in the financial report. Unless mentioned otherwise, amounts within this report have been rounded off in accordance with that Legislative Instrument to the nearest thousand dollars, or in certain cases, to the nearest dollar.
(End of Financial Statements)